1 SECOND AMENDMENT TO FIRST AMENDED AND RESTATED OPERATING AGREEMENT OF CONTRAIL AVIATION SUPPORT, LLC This Second Amendment to the First Amended and Restated Operating Agreement of Contrail Aviation Support, LLC (“Second Amendment”) is made as of April 1, 2024 (the “Second Amendment Date”) by and among Contrail Aviation Support, LLC, a North Carolina limited liability company (the “Company”), OCAS, Inc., a Wisconsin corporation (f/k/a Contrail Aviation Support Inc.) (“OCAS”), and Air T, Inc., a Delaware corporation (“Air T”). In this Second Amendment, OCAS and Air T may be collectively referred to as the “Members”, and each a “Member”. RECITALS: A. The Company and the Members are parties to that certain First Amended and Restated Operating Agreement of the Company, dated July 18, 2016, as amended by that certain First Amendment to the First Amended and Restated Operating Agreement, dated August 23, 2023 (collectively, the “Operating Agreement”). B. The Members wish to terminate certain put and call rights granted to the Members under Section 8.1 of the Operating Agreement, as provided herein. C. Capitalized terms which are not defined in this Second Amendment shall have the meaning assigned to such terms in the Operating Agreement. NOW, THEREFORE, the undersigned agree as follows: 1. Amendment to Section 8.1. Section 8.1 of the Operating Agreement is hereby deleted in its entirety and shall be of no further force and effect, except that the appraisal process described in Sections 8.1(c) and 8.1(d) shall remain in effect solely for purposes of determining the Strike Price in cases where members other than OCAS have experienced a Purchase Event (i.e., the Withdrawing Member is a person or entity other than OCAS). 2. Amendment to Section 8.5. Notwithstanding anything contained in Section 8.5 of the Operating Agreement to the contrary, if the Withdrawing Member is OCAS, and the Purchasing Members and the Withdrawing Member are unable to agree upon a purchase price for the Withdrawing Member’s Units Interests within thirty (30) days after the Purchase Notice is given, then the purchase price shall be equal to the “Purchase Price” specified in the Put and Call Option Agreement between the Company, OCAS, and Air T dated on or about the date hereof. 3. Survival. This Second Amendment is made part of the Operating Agreement. Except as modified hereby, the Operating Agreement remains in full force and effect as written. In the event of a conflict between the Operating Agreement and this Second Amendment with respect to the subject matter of this Second Amendment, this Second Amendment shall control.

2 4. Governing Law. This Second Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina, without giving effect to provisions thereof regarding conflict of laws. 5. Counterparts. This Second Amendment may be executed in any number of counterparts, all of which will be considered one and the same amendment notwithstanding that all parties hereto have not signed the same counterpart. Signatures on this Second Amendment which are transmitted electronically shall be valid for all purposes. [SIGNATURE PAGE TO FOLLOW]

3 IN WITNESS WHEREOF, the undersigned have executed this Second Amendment as of the day and year first written above. MEMBERS: AIR T, INC. By: /s/ Nick Swenson Name: Nick Swenson Title: President & Chief Executive Officer OCAS, INC. By: /s/ Joseph G. Kuhn Name: Joseph G. Kuhn Title: President COMPANY: CONTRAIL AVIATION SUPPORT, LLC By: /s/ Miriam Kuhn Name: Miriam Kuhn Title: Chief Financial Officer